                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR THE PERIOD ENDED May 22, 1999

          Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors") Case Numbers: 99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

     [x]  Consolidated Statement of Operations
     [x]  Consolidated Balance Sheet
     [x]  Consolidated Statement of Cash Flows
     [x]  Statement of Cash Receipts and Disbursements
     [x]  Accounts Receivable and Postpetition Accounts Payable Aging Statements
     [x]  Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (S)(S)105, 363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or (2) Administrative Order 11 U.S.C. (S)(S)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).

The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.


Dated:                        /s/ Steven F. Kaplan
       ----------------       ---------------------------
                              Debtors in Possession
                              Steven F. Kaplan
                              President, Chief Operating Officer,
                              and Chief Financial Officer

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                 (Dollars in Thousands, Except Per Share Data)



                                                                    May 22,
                     ASSETS                                          1999
                     ------                                       -----------
                                                                  (Unaudited)
Current Assets:
  Cash and cash equivalents......................................  $ 35,236
  Accounts receivable, less allowance of $18,100.................    52,147
  Inventories....................................................    67,691
  Deferred income taxes..........................................    15,343
  Prepaid expenses and other current assets......................     8,140
                                                                   --------
    Total current assets.........................................   178,557
                                                                   --------

Property, Plant and Equipment, at Cost:
  Land...........................................................     5,200
  Buildings......................................................    67,726
  Machinery and equipment........................................   201,131
  Construction in progress.......................................    52,158
                                                                   --------
                                                                    326,215
                                                                     74,357
                                                                   --------
  Less accumulated depreciation..................................   251,858
                                                                   --------


Other Assets:
  Intangible assets, net.........................................   335,849
  Prepaid expenses and other assets..............................     1,564
  Deferred income taxes..........................................    48,024
                                                                   --------
                                                                    385,437
                                                                   --------
                                                                   $815,852
                                                                   ========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                          CONSOLIDATED BALANCE SHEET
                            (Dollars in Thousands)



                                                                    May 22,
         LIABILITIES AND STOCKHOLDER'S EQUITY                        1999
         ------------------------------------                     -----------
                                                                  (Unaudited)
Current Liabilities:
       Accounts payable and accrued liabilities..................  $  70,234
       Current portion of long-term debt.........................          -
       Other current liabilities.................................      1,572
                                                                   ---------
          Total current liabilities..............................     71,806
                                                                   ---------

Noncurrent Liabilities:
       Long-term debt............................................          -
       Other long-term liabilities...............................      2,169
                                                                   ---------
          Total noncurrent liabilities...........................      2,169
                                                                   ---------


Prepetition Secured Debt.........................................    200,500


Liabilities subject to compromise................................    471,917


Commitments and Contingencies....................................          -


Stockholder's Equity:
      Common Stock, $.01 par value; 1,000 shares authorized,
        issued and outstanding...................................          -
      Additional paid-in capital.................................    195,751
      Accumulated deficit........................................   (126,291)
                                                                   ---------
        Total stockholder's equity...............................     69,460
                                                                   ---------
                                                                   $ 815,852
                                                                   =========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-In-Possession)

                            CONSOLIDATED STATEMENT
                                 OF OPERATIONS
                            (Dollars in Thousands)



                                                                  Four Weeks
                                                                     Ended
                                                                  -----------
                                                                    May 22,
                                                                     1999
                                                                  -----------
                                                                  (Unaudited)
Net sales........................................................  $  60,600
Costs and expenses:
       Cost of sales.............................................     35,808
       Selling, marketing and administrative.....................     21,897
       Amortization of intangible assets.........................      1,736
       Restructuring and business integration costs..............          5
                                                                   ---------
                                                                      59,446
Income from operations...........................................      1,154
       Interest expense..........................................      1,243
       Reorganization charges under Chapter 11...................      2,276
                                                                   ---------
Loss before income taxes.........................................     (2,365)
  Benefit for income taxes.......................................          -
                                                                   ---------
Net loss.........................................................  $  (2,365)
                                                                   =========

Reconciliation to EBITDA:
  Net loss.......................................................  $  (2,365)
     Interest expense............................................      1,243
     Benefit for income taxes....................................          -
     Cumulative effect/Extraordinary Charge......................          -
                                                                   ---------
  EBIT...........................................................     (1,122)
     Depreciation................................................      2,326
     Amortization................................................      1,736
                                                                   ---------
  Reported EBITDA................................................      2,940
     Reorganization charges under Chapter 11.....................      2,276
     Restructuring and business integration costs................          5
                                                                   ---------
  Adjusted EBITDA................................................  $   5,221
                                                                   =========

                      FAVORITE BRANDS INTERNATIONAL, INC.
                               AND SUBSIDIARIES
  (A Wholly-Owned Subsidiary of Favorite Brands International Holding Corp.)
                            (Debtor-in-Possession)

                     CONSOLIDATED STATEMENT OF CASH FLOWS
                            (Dollars in Thousands)


                                                                   Four
                                                               Weeks Ended
                                                               May 22, 1999
                                                               ------------
                                                               (Unaudited)
Cash Flows from Operating Activities:
      Net loss................................................ $     (2,365)
          Adjustments:
          Depreciation and amortization.......................        4,062
          Loss on disposition of property, plant & equipment..           --
          Deferred income taxes...............................           --
          Cumulative effect of change in accounting principle.           --
          Changes in operating assets and liabilities:
             Accounts receivable..............................       (2,889)
             Inventories......................................        1,282
             Prepaid expenses and other assets................       (2,046)
             Accounts payable, accrued liabilities and
               liabilities subject to compromise..............        6,156
             Income taxes payable.............................           --
             Other liabilities................................          937
                                                               ------------
               Net cash provided by operating activities......        5,137
                                                               ------------
Cash Flows from Investing Activities:
     Proceeds on the sale of assets...........................           --
     Capital expenditures.....................................       (1,552)
                                                               ------------
              Net cash used in investing activities...........       (1,552)
                                                               ------------
Cash Flows from Financing Activities:
     Net borrowings on revolving credit loans.................           --
     Proceeds from loans......................................           --
     Repayments of term loan..................................           --
     Payments for debt issuance costs.........................         (175)
     Repayment of other long-term debt........................           --
     Proceeds from capital contributions......................           --
                                                               ------------
              Net cash used in financing activities...........         (175)
                                                               ------------
Increase in cash and cash equivalents..........................       3,410
Cash and cash equivalents, beginning of period................ $     31,826
                                                               ------------
Cash and cash equivalents, end of period...................... $     35,236
                                                               ============
Supplemental Cash Flow Information:
     Income taxes paid........................................ $         --
                                                               ============
     Interest paid............................................ $      1,391
                                                               ============

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                       Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)


     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


                          DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):

             Favorite Brands Holding Corp.              $      -
             Favorite Brands International, Inc.        $109,004
             Trolli Inc.                                $  7,156
             Sather Trucking Corporation                $  1,733
                                                        --------
                Total                                   $117,893
                                                        ========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
            International, Inc., Trolli Inc., and Sather Trucking
                          Corporation (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)




                                                                          Favorite Brands International, Inc.
                                                                ------------------------------------------------------------------
                                                  Holdings          FBI        FBI        FBI           FBI       FBI      FBI
                                                1st National      Bank of    Bank of   Campbell &     Chase/      Kidd  Petty Cash
                                   BANK NAME:  Bank of Chicago    America    America     Fetter    Investment
                                   ACCOUNT #      55-61787      81887-00953  58552174   50742-6    323-845851
                                               ---------------  -----------  --------  ----------  -------------  ----  ----------
Beginning Bank Ledger Balance                        $21          $27,036      $26        $33       $     -       $ -      $ -
Receipts for Period                                                49,495        1          7        150,790
Disbursements for Period                                           74,033                            121,215
                                                     ---          -------      ---        ---       --------      ---      ---
Ending Bank Ledger Balance                           $21          $ 2,498      $27        $40       $ 29,575      $ -      $ -
                                                     ===          =======      ===        ===       ========      ===      ===

RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance                        $21          $ 2,498      $27        $40       $ 29,575      $ -      $ -
   Outstanding Checks                                               1,130                                           6
   Deposits in Transit
   Other Reconciling Items                                          2,029                   6          1,687       12       10
                                                     ---          -------      ---        ---        -------      ---      ---
   Total Cash                                        $21          $ 3,397      $27        $46        $31,262      $ 6      $10
                                                     ===          =======      ===        ===        =======      ===      ===
                                                 Favorite Brands International, Inc.
                                  ------------------------------------------------------------------
                                     Farley         Farley         Farley         Farley       Farley
                                    Bank of        Bank of        Bank of      Merrill Lynch
                                    America        America        America                      Petty
                                  8188-4-00945   8765-7-60790   8765-0-60789      626-955        Cash
                                  ------------   -----------    ------------   ------------    -----
Beginning Bank Ledger Balance       $    -          $   -         $    -           $225
Receipts for Period                  33,832          1,926          4,786
Disbursements for Period             33,832          1,926          4,786
                                    -------         ------        -------          ----          ---
Ending Bank Ledger Balance          $    -          $   -         $    -           $225         $ -
                                    =======         ======        =======          ====          ===


RECONCILIATION TO GENERAL LEDGER
--------------------------------
   Ending Bank Ledger Balance       $    -          $   -         $    -           $225         $ -
   Outstanding Checks                    -
   Deposits in Transit                  334            609          2,325
   Other Reconciling Items             (334)          (609)        (2,325)                         6
                                    -------         ------        -------          ----          ---
   Total Cash                       $    -          $   -         $    -           $225          $ 6
                                    =======         ======        =======          ====          ===

(1) Amounts are held in individual bank accounts specifically for each owner operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the May 22, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included in the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp. Favorite Brands
       International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW

                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                    Favorite Brands International, Inc.               Sather Trucking Corporation
                                            -------------------------------------------------       --------------------------------
                                                Sathers           Sathers           Sathers              STC               STC
                                            United Prairie    United Prairie        Norwest         United Prairie    United Prairie
                          BANK NAME              Bank              Bank                                  Bank              Bank
                          ACCOUNT #             40619             40897           273-0015886           040037          Various/1/
                                            --------------    --------------    --------------      --------------    --------------
Beginning Bank Ledger Balance               $           25    $           31    $          --       $           22    $          210

Receipts for Period                                 10,284               503             1,339               1,769

Disbursements for Period                            10,195               502             1,339               1,733
                                            --------------    --------------    --------------      --------------    --------------
Ending Bank Ledger Balance                  $          114    $           32    $          --       $           58    $          210
                                            ==============    ==============    ==============      ==============    ==============

RECONCILIATION TO GENERAL LEDGER
     Ending Bank Ledger Balance             $          114    $           32    $          --       $           58    $          210

     Outstanding Checks                                724               124                                    54

     Deposits in Transit                                 1                92

     Other Reconciling Items
                                            --------------    --------------    --------------      --------------    --------------
     Total Cash                             $         (609)   $            0    $          --       $            4    $          210
                                            ==============    ==============    ==============      ==============    ==============

                                                                                  Trolli Inc.
                                            ----------------------------------------------------------------------------------------
                                                 Trolli            Trolli           Trolli               Trolli           Trolli
                          BANK NAME             Bank of           Bank of          Bank of            First Union      1st National
                          ACCOUNT #             America           America          America                           Bank in Creston
                                             8765-7-62355      8765-9-62354      8765-5-61583        2651901387172        375162
                                            --------------    --------------    --------------      --------------   ---------------
Beginning Bank Ledger Balance               $           --    $           --     $          --       $           4   $            --

Receipts for Period                                  6,477               602                16

Disbursements for Period                             6,477               602                16                   1
                                            --------------    --------------    --------------      --------------   ---------------
Ending Bank Ledger Balance                  $           --    $           --    $           --      $            3   $            --
                                            ==============    ==============    ==============      ==============   ===============

RECONCILIATION TO GENERAL LEDGER
     Ending Bank Ledger Balance             $           --    $           --    $           --      $            3   $            --

     Outstanding Checks                                563                 7                16

     Deposits in Transit

     Other Reconciling Items                                              (7)               (9)
                                            --------------    --------------    --------------      --------------   ---------------
     Total Cash                             $         (563)   $          (14)    $         (25)     $            3   $           --
                                            ==============    ==============    ==============      ==============   ===============


                                                                           Trolli Inc.
                                            ------------------------------------------------------------------------
                                                 Trolli            Trolli            Trolli               Trolli
                          BANK NAME           1st National      1st National                           Nova Scotia       Total/2/
                          ACCOUNT #         Bank in Creston    Bank in Creston      Petty Cash             Bank
                                                2025443           2025450                                1113212
                                            ---------------   ----------------    --------------      --------------   -------------
Beginning Bank Ledger Balance               $            83   $              7    $                   $           17   $      27,740

Receipts for Period                                                                                                          261,827

Disbursements for Period                                 59                  1                                               256,717
                                            ---------------   ----------------    --------------      --------------   -------------
Ending Bank Ledger Balance                  $            24   $              6    $          --       $           17   $      32,850
                                            ===============   ================    ==============      ==============   =============

RECONCILIATION TO GENERAL LEDGER
     Ending Bank Ledger Balance             $            24   $              6    $          --        $          17   $      32,850

     Outstanding Checks                                   8                  1                                                 2,633

     Deposits in Transit                                                                                                       3,361

     Other Reconciling Items                                                                   1                                 467
                                            ---------------   ----------------    --------------      --------------   -------------
     Total Cash                             $            16   $              5    $            1      $           17   $      34,045
                                            ===============   ================    ==============      ==============   =============

/1/ Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

/2/ Amount does not agree to cash per the May 22, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included in the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE



     AGING OF ACCOUNTS RECEIVABLE
     ----------------------------
           0 - 30  days old                                       $47,142

           31 - 60 days old                                         4,795

           61 - 90 days old                                         1,216

           + 91 days old                                              155

           Other A/R                                               16,957
                                                                   ------

                   Total Accounts Receivable                       70,265

                   Allowance for doubtful accounts                 18,118
                                                                   ------

                   Accounts Receivable (Net)                      $52,147

                                                                  =======



     AGING OF POSTPETITION ACCOUNTS PAYABLE
     --------------------------------------
           0 - 30 days old                                        $ 9,458

           31 - 60 days old                                         5,710

           61 - 90 days old                                           --

           + 91 days old                                              --
                                                                  -------

                   Total Post Petition Accounts Payable            15,168


                   Unapplied Payments (1)                           6,778
                                                                   ------

                   Accounts Payable                               $ 8,390
                                                                  =======


(1) Amount relates to wire transfers payments made at the corporate level as of May 22, 1999, but not yet applied at the subsidiary level as of the balance sheet date.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW



                                                                         Date of Court
                                                Type of               Order Authorizing     Amount     Amount   Total Paid
                                              Professional                 Payment         Approved     Paid     to Date
------------------------------------      -------------------------   -----------------    --------    ------   ---------
Skadden, Arps, Slate, Meagher & Flom      debtor attorney                    N/A             N/A       $ -     $    200
Wasserstein Perella & Co.                 debtor financial advisors          N/A             N/A         -          163

                                                                                           --------    ------  ---------
Total Payments to Professionals                                                            $   -       $ -     $    363
                                                                                           ========    ======  =========


                                      13